UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-4998

T. Rowe Price Spectrum Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2011

Item 1: Report to Shareholders

Spectrum Fund, Inc.	June 30, 2011

The views and opinions in this report were current as of June 30, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

U.S. stocks and bonds rose in the past six months as the economy strengthened, but the pace of recovery has been sluggish compared with prior post-recession periods. Optimism about a strong recovery at the start of the year drove stocks higher into April, but disappointing employment data near the end of the period revived worries about the strength of the recovery. Developed stock markets advanced, driven by brisk economic growth in Germany, France, and several peripheral countries. But Greece’s growing debt problem and the risk that it would spread across Europe continued to dominate the news. Political unrest in the Middle East and North Africa and repercussions from the calamitous earthquake and tsunami that struck Japan in March also fed risk aversion over the period.

MARKET ENVIRONMENT

Initial signs of a sustainable economic recovery drove U.S. stocks higher at the beginning of 2011, building on the market’s strong finish to 2010. The economy benefited from the two-year extension of the Bush-era tax cuts signed into law in December, as well as monetary stimulus from the Federal Reserve’s second round of quantitative easing, in which the central bank agreed to buy $600 billion in Treasury bonds. Known informally as QE2, the program aimed to suppress longer-term interest rates and spur economic growth. Corporate earnings were generally robust, and private employers added to payrolls in the spring, which helped whittle down a high jobless rate. Other data were mostly encouraging, and the S&P 500 Index rose to its highest level in nearly three years on April 29.

However, a number of economic reports at the end of the period renewed fears that the recovery was flagging. Job growth in May and June was surprisingly weak, pushing up the nation’s unemployment rate to 9.2%. In June, the Federal Reserve downgraded its forecast for economic and jobs growth for this year and next, citing financials sector weakness, problems in the housing sector, and other factors. News about Greece’s ballooning debt and its efforts to avoid a default also unnerved global markets. These factors caused stocks to fall in May and June, trimming the period’s earlier gains, as investors started to question the durability of the global recovery. Still, major stock indexes ended the reporting period higher. All sectors within the S&P 500 Index rose, except for financials.

Most developed overseas stock markets rose over the period. Developed markets in Europe had positive returns, but the pace of growth was uneven across the continent as major economies led by Germany expanded while some peripheral markets grappled with high debt and weak growth. Developed Asian markets trailed their developed European peers, and Japanese stocks fell as its economy slumped after the earthquake. Emerging markets rose slightly as inflation concerns weighed on markets. Strong growth in the developing world has led countries from Brazil to China to repeatedly raise interest rates in the past year, and inflation is showing signs of abating as a result.

Most U.S. bond segments rose over the period, largely driven by gains in the last three months. In the first quarter, longer-term Treasury yields increased and prices fell amid expectations of stronger growth, but during the second quarter, Treasury yields retreated as signs of slowing growth, stock market weakness, and renewed concerns about Greece’s debt problems curbed investors’ risk appetite.

Although the Federal Reserve ended QE2 at the end of June, the central bank said it would hold its benchmark interest rate near 0% “for an extended period.” High yield bonds outperformed investment-grade issues as investors continued favoring securities with a yield advantage in a low interest rate environment. Longer-term Treasuries, commercial mortgage-backed securities, and investment-grade corporate bonds performed well, but asset-backed and agency mortgage-backed securities lagged.

SPECTRUM GROWTH FUND
The Spectrum Growth Fund returned 5.65% for the six months ended June 30, 2011, but trailed the Russell 3000 Index and the Lipper Multi-Cap Core Funds Index. The portfolio’s allocation to non-U.S. equities contributed to underperformance relative to the Russell 3000 Index, which represents the broad U.S. equity market. Despite trailing the benchmark, each of Spectrum Growth’s underlying funds rose over the period. The Emerging Markets Stock Fund, the International Stock Fund, and the Growth Stock Fund weighed on absolute and relative returns. At the same time, the New Horizons Fund and the International Growth & Income Fund supported absolute returns. Toward the end of the second quarter, we moved to an overweight position in domestic growth stocks versus value stocks. Growth stocks are currently attractively valued relative to historical trends and tend to be less reliant on a strong economy for earnings growth, making them more attractive in a weak recovery.

Since our last shareholder letter in December, our sector allocations remained broadly the same, with information technology, financials, and consumer discretionary continuing to represent the top three sectors. The financials sector, which has lagged for a prolonged period since the global financial crisis, continued to trail the broader market amid uncertainty about new regulations and worries about the durability of the U.S. recovery.

Over the coming months, we will gradually be increasing the international equity exposure of the fund, moving from a neutral allocation of roughly 20% to approximately 30% of its total equity allocation. International developed and emerging markets equities continue to increase as a percentage of the global equity market and now represent nearly 60% of the world’s market capitalization. These areas often include countries that enjoy higher economic growth rates than the U.S. and companies with stronger long-term earnings growth potential or more favorable valuations, offering attractive investment opportunities that complement U.S. investments. The fund’s domestic equity exposure will be proportionately reduced from large-cap and small-cap equities, and the portfolio will maintain its current overall allocation to stocks and bonds.

Finally, in September we will start buying shares in companies that derive a substantial portion of their profits or revenues from “real assets.” Real assets include any investments that have physical properties, such as energy and natural resources, real estate, basic materials, equipment, utilities and infrastructure, and commodities. Exposure to companies operating in this space is intended to expand the portfolio’s broad diversification and to position it to perform well under a variety of market conditions, including periods of high or rising inflation. We believe the additional flexibility afforded to our portfolio management team will help create long-term value for our shareholders.

SPECTRUM INCOME FUND
 The Spectrum Income Fund returned 3.78% for the six months ended June 30, 2011, exceeding both the Barclays Capital U.S. Aggregate Index and the Lipper General Bond Funds Average. All of the underlying funds rose over the period, led by the International Bond Fund. The Equity Income Fund, a value-focused fund that invests in dividend-paying stocks, also contributed to absolute performance.

The Spectrum Income Fund’s allocation to diversifying sectors such as high yield bonds, non-U.S. dollar-denominated bonds, and dividend-paying stocks were particularly strong drivers of performance relative to the Barclays benchmark. We raised the allocation to the High Yield Fund modestly over the period while lowering the allocation to the New Income Fund. High Yield and New Income continue to represent the two largest holdings in the portfolio.

The fund benefited from an overweight to high yield and an underweight to investment-grade bonds, particularly longer-maturity Treasury bonds, over the period. High yield bonds performed well as new issues from companies eager to take advantage of low interest rates and refinance their debt met strong demand from investors seeking extra yield in a low interest rate environment. We remain overweight to high yield relative to investment-grade bonds as a slowly improving economic environment and low default expectations have created a supportive backdrop for high yield, although yield spreads relative to Treasury bonds widened during the past few months.

We remain overweight to emerging markets bonds. Most emerging markets have resumed growing briskly after the 2008 financial crisis and proved to be in far better shape than much of the developed world. Many emerging markets bond issuers have fiscal positions that compare favorably with those in many developed markets grappling with large deficits and weak growth prospects. Although faster economic growth has bred inflation worries and forced monetary tightening across the developing world, we think the fundamentals and yield spreads in emerging markets bonds are attractive and balanced relative to their market-specific risks.

SPECTRUM INTERNATIONAL FUND
 The Spectrum International Fund returned 5.86% for the six months ended June 30, 2011, outperforming both the MSCI All Country World ex-U.S.A. Index and the Lipper International Multi-Cap Growth Funds Average (Lipper revised the category to International Multi-Cap Growth effective March 11, 2011. The newly assigned category does not reflect any change in the fund’s investment approach, management, or process. The category change was based on Lipper’s review of the portfolio).

Overseas stock markets advanced in the year’s first half, although returns varied by region. Developed European equities had positive returns as the euro appreciated against the dollar. Emerging European shares rose due to strong currencies and stock markets in Hungary, the Czech Republic, Poland, and Russia. However, performance in emerging Asian markets was more subdued due to inflation and tightening of monetary policy. Nearly all of the Spectrum International Fund’s underlying funds rose over the period, led by the European Stock Fund, which focuses on established companies in developed Europe. The International Growth & Income Fund, a value-oriented fund that invests in large-cap, dividend-paying companies located mostly in developed Europe and Japan, also contributed to absolute returns. The Emerging Europe & Mediterranean Fund fell during the period as risk aversion rose in response to unrest in the Middle East and the European debt crisis.

Our underlying fund allocations stayed roughly unchanged over the reporting period, with International Stock, International Growth & Income, and European Stock remaining the top three funds. From a geographic perspective, Europe remains the portfolio’s largest regional exposure, followed by Pacific ex-Japan. We continue to favor emerging markets over developed markets, as we believe developing countries have stronger growth potential over the long run. Many emerging markets, including China, India, and Brazil, have repeatedly raised interest rates over the past year to contain inflation. However, we believe that a growing middle class and rising living standards in developing countries will drive robust growth over the long term. We modestly increased our overweight to emerging markets stocks in the second quarter.

OUTLOOK

The global economy continues to recover at a modest pace, although optimism about a strong recovery has diminished since the start of the year. In the U.S., we expect the economy to continue strengthening in the coming months. Corporate earnings and balance sheets are generally strong, and interest rates are close to historically low levels; however, the housing and jobs markets remain weak. As for international markets, the risk of a wider European debt crisis due to a possible Greek sovereign default continues to unnerve investor sentiment. This uncertain environment continues to heighten risk awareness and underscore the value of the fund’s diversified holdings. We continue to believe that broad diversification, intensive fundamental research, and prudent security selection can help mitigate risks while still providing opportunities to profit from market volatility. (Of course, diversification cannot assure a profit or protect against loss in a declining market.)

In closing, we would like to inform our investors that Ned Notzon will be retiring at the end of 2011 after more than two decades with T. Rowe Price. We are pleased to announce that Charles Shriver has agreed to assume responsibility for the Spectrum Funds effective October 1, 2011. Charles has worked closely with Ned for 12 years on both the firm’s fixed income and asset allocation capabilities and will continue to work closely with Ned over the coming months to ensure a thoughtful and seamless transition. We are grateful to our investors for the trust you have placed in us through the years, and we will work hard to maintain your trust in the future.

Respectfully submitted,

Edmund M. Notzon III
Cochairman of the portfolio’s Investment Advisory Committee

Charles Shriver
Cochairman of the portfolio’s Investment Advisory Committee

July 15, 2011

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing the funds’ investment programs.

T. Rowe Price Spectrum Growth Fund

Supplement to Prospectus Dated May 1, 2011

Effective September 1, 2011, the T. Rowe Price Real Assets Fund is being added to the list of underlying funds in which the T. Rowe Price Spectrum Growth Fund can invest.

On page 2, under "Principal Investment Strategies," the following is added to the *Asset Allocation Ranges for Underlying Funds* table:

Growth Fund	*Investment Range*
Real Assets	0-10%

At the top of page 36, the following is added to the end of the first paragraph that describes the risks associated with the Spectrum Growth Fund:

> To the extent the fund invests in the Real Assets Fund in an attempt to hedge against accelerating inflation, it is subject to the risk that periods of low inflation will lessen relative returns and cause the fund to underperform other comparable stock funds.

On page 38, the following is added to the *Description of Underlying Funds* table under Equity Funds:

Equity Funds	*Objective/Program*
Real Assets	Long-term capital growth through investments in companies that own or are involved in activities related to real assets (such as energy and natural resources, real estate, basic materials, equipment, utilities and infrastructure, and commodities).

The date of this supplement is August 15, 2011.

C08-041 8/15/11

RISKS OF INVESTING

As with all stock and bond mutual funds, each fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

Funds that invest overseas may carry more risk than funds that invest strictly in U.S. assets. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Barclays Capital U.S. Aggregate Index: An unmanaged index that tracks investment-grade corporate and government bonds.

J.P. Morgan Non-U.S. Dollar Government Bond Index: An unmanaged index that tracks the performance of major non-U.S. bond markets.

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

MSCI All Country World Index ex-U.S.A.: An index that measures equity market performance of developed and emerging countries, excluding the U.S.

MSCI EAFE Index: An unmanaged index that tracks the stocks of about 1,000 companies in Europe, Australasia, and the Far East (EAFE).

MSCI Emerging Markets Index: An unmanaged index that tracks stocks in 26 emerging market countries.

Russell 2000 Index: An unmanaged index that tracks the stocks of 2,000 small U.S. companies.

Russell 3000 Index: An index that tracks the performance of the 3,000 largest U.S. companies, representing approximately 98% of the investable U.S. equity market.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 U.S. primarily large-cap companies.

Weighted average effective duration (years): A measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Portfolio Highlights

LARGEST HOLDINGS

(Of the combined underlying funds at 6/30/11)

Spectrum Growth Fund	Percent of Net Assets 6/30/11
Apple	2.4%
Amazon.com	1.4
Google	1.2
Danaher	1.1
Schlumberger	1.0
JPMorgan Chase	1.0
Baidu	0.9
American Express	0.9
Royal Dutch Shell	0.9
Qualcomm	0.9
Total	11.7%

LARGEST HOLDINGS

(Of the combined underlying funds at 6/30/11)

Spectrum International Fund	Percent of Net Assets 6/30/11
Royal Dutch Shell	2.0%
AXA	1.1
Telefonica	1.0
Nestle	1.0
Credit Suisse Group	1.0
Samsung Electronics	1.0
Tesco	1.0
Banco Santander	0.9
Sanofi	0.9
Vodafone Group	0.8
Total	10.7%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Portfolio Highlights

TARGET ALLOCATIONS FOR UNDERLYING FUNDS

Spectrum Growth Fund	Minimum–Maximum	Target at 12/31/10	Target at 6/30/11
Growth Stock Fund	5–25%	16.75%	16.64%
Blue Chip Growth Fund	5–25	16.75	16.64
Equity Income Fund	5–25	16.75	15.99
Value Fund	5–25	16.75	15.99
International Stock Fund	0–20	8.61	9.90
International Growth & Income Fund	0–20	7.99	9.19
Emerging Markets Stock Fund	0–10	3.40	3.91
Mid-Cap Growth Fund	0–15	4.00	3.53
Mid-Cap Value Fund	0–15	4.00	3.40
New Horizons Fund	0–15	2.50	2.45
Small-Cap Value Fund	0–15	2.50	2.36
Summit Cash Reserves Fund	0–25	–	–
Spectrum Income Fund			
High Yield Fund	10–25%	19.50%	20.00%
New Income Fund	10–30	21.90	19.90
Equity Income Fund	5–25	13.50	13.50
International Bond Fund	0–20	13.00	13.00
Short-Term Bond Fund	0–15	8.40	10.15
GNMA Fund	5–20	9.45	9.45
Emerging Markets Bond Fund	0–20	8.00	8.00
Corporate Income Fund	0–10	5.75	5.00
U.S. Treasury Long-Term Fund	0–15	0.50	1.00
Summit Cash Reserves Fund	0–25	–	–
Spectrum International Fund			
International Stock Fund	0–55%	26.34%	26.00%
International Growth & Income Fund	0–35	25.53	24.96
European Stock Fund	0–30	22.23	22.26
New Asia Fund	0–20	11.50	10.97
Emerging Markets Stock Fund	0–20	6.12	6.75
Japan Fund	0–30	5.12	5.91
International Discovery Fund	0–20	1.87	1.89
Emerging Europe & Mediterranean Fund	0–15	1.29	1.26
International Bond Fund	0–20	–	–
Latin America Fund	0–15	–	–
Emerging Markets Bond Fund	0–15	–	–
Overseas Stock Fund	0–35	–	–
Summit Cash Reserves Fund	0–25	–	–

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000 ($1,000 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts employing automatic investing; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000); and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE SPECTRUM GROWTH FUND

Unaudited

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM INCOME FUND

Unaudited

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM INTERNATIONAL FUND

Unaudited

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM GROWTH FUND

Unaudited

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM INCOME FUND

Unaudited

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM INTERNATIONAL FUND

Unaudited

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM GROWTH FUND

Unaudited

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM INCOME FUND

Unaudited

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM INTERNATIONAL FUND

Unaudited

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM GROWTH FUND

Unaudited

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM INCOME FUND

Unaudited

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM INTERNATIONAL FUND

Unaudited

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM GROWTH FUND

Unaudited

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM INCOME FUND

Unaudited

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM INTERNATIONAL FUND

Unaudited

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM FUNDS

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Spectrum Fund, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act) as a nondiversified, open-end management investment company. Spectrum Growth Fund, Spectrum Income Fund, and Spectrum International Fund (collectively, the Spectrum Funds) are three portfolios established by the corporation. Spectrum Growth and Spectrum Income commenced operations on June 29, 1990, and Spectrum International commenced operations on December 31, 1996.

Each Spectrum Fund diversifies its assets within set limits among specific underlying T. Rowe Price funds (underlying Price funds). Spectrum Growth seeks long-term capital appreciation and growth of income with current income a secondary objective. Spectrum Income seeks a high level of current income with moderate share price fluctuation. Spectrum International seeks long-term capital appreciation.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations of the underlying Price funds are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately received upon sale of the underlying Price funds.

Investment Transactions, Investment Income, and Distributions Income is recorded on the accrual basis. Income and capital gain distributions from the underlying Price funds are recorded on the ex-dividend date. Purchases and sales of the underlying Price funds are accounted for on the trade date. Gains and losses realized on sales of the underlying Price funds are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by Spectrum Income daily and paid monthly. Income distributions are declared and paid by Spectrum Growth and Spectrum International annually. Capital gain distributions, if any, generally are declared and paid by each fund annually.

Redemption Fees A 2% fee is assessed on redemptions of Spectrum International shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares and are paid to the fund. Redemption fees received by Spectrum International are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the fund. Accordingly, redemption fees have no effect on the net assets of Spectrum International.

NOTE 2 - VALUATION

Each fund’s financial instruments are reported at fair value as defined by GAAP. Each fund values its financial instruments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Investments in the underlying Price funds are valued at their closing net asset value per share on the day of valuation. Financial instruments for which these valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the funds’ Board of Directors.

Various inputs are used to determine the value of financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the Spectrum Funds, and unobservable inputs reflect the Spectrum Funds’ own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. On June 30, 2011, all investments in the underlying Price funds were classified as Level 1, based on the inputs used to determine their values.

NOTE 3 - INVESTMENTS IN UNDERLYING PRICE FUNDS

Purchases and sales of the underlying Price funds during the six months ended June 30, 2011, were as follows:

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

Each fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2010, Spectrum Growth had $93,906,000 of unused capital loss carryforwards, which all expire in 2017; Spectrum Income had $43,069,000 of unused capital loss carryforwards, which all expire in 2017; and Spectrum International had $44,897,000 of unused capital loss carryforwards, which expire: $665,000 in 2016, $37,040,000 in 2017, and $7,192,000 in 2018.

At June 30, 2011, the cost of investments for federal income tax purposes and net unrealized gain (loss) on investments was as follows:

NOTE 5 - RELATED PARTY TRANSACTIONS

The Spectrum Funds are managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates, directly or through sub-advisory agreements with its wholly owned subsidiaries, also provides investment management services to all the underlying Price funds. Previously, Spectrum International and the international underlying Price funds were managed by T. Rowe Price International, Inc. (Price International), which was merged into its parent company, Price Associates, effective at the close of business on December 31, 2010. Thereafter, Price Associates assumed responsibility for all of Price International’s existing investment management contracts, and Price International ceased all further operations. The corporate reorganization was designed to simplify Price Group’s corporate structure related to its international business and was intended to result in no material changes in the nature, quality, level, or cost of services provided to the T. Rowe Price funds.

Pursuant to various service agreements, Price Associates and its wholly owned subsidiaries provide shareholder servicing and administrative, transfer and dividend disbursing, accounting, marketing, and certain other services to the Spectrum Funds. Certain officers and directors of the Spectrum Funds are also officers and directors of Price Associates and its subsidiaries and of the underlying Price funds.

The Spectrum Funds pay no management fees; however, Price Associates receives management fees from the underlying Price funds. The Spectrum Funds operate in accordance with the investment management and special servicing agreements between and among the corporation, the underlying Price funds and Price Associates. Pursuant to these agreements, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Therefore, each Spectrum Fund operates at a zero expense ratio. However, each Spectrum Fund indirectly bears its proportionate share of the management fees and operating costs of the underlying Price funds in which it invests.

The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control; however, investments by the Spectrum Funds may represent a significant portion of an underlying Price fund’s net assets. At June 30, 2011, Spectrum Growth and Spectrum International each held less than 25% of the outstanding shares of any underlying Price fund; Spectrum Income held approximately 44% of the outstanding shares of the Corporate Income Fund and 37% of the GNMA Fund.

Additionally, Spectrum Income is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. Shareholder servicing costs associated with each college savings plan are allocated to Spectrum Income in proportion to the average daily value of its shares owned by the college savings plan and, in turn, are borne by the underlying Price funds in accordance with the terms of the investment management and special servicing agreements. At June 30, 2011, approximately 21% of the outstanding shares of Spectrum Income were held by the college savings plans.

As of June 30, 2011, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 2,061,790 shares of Spectrum Growth representing or less than 1% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

T. ROWE PRICE SPECTRUM GROWTH FUND

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 9, 2011, the fund’s Board of Directors (Board) unanimously approved the continuation of the investment advisory contract (Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
 The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Advisor does not receive fees from the fund, and expenses of the fund are borne by the underlying funds in which it invests pursuant to a Special Servicing Agreement, which was approved by the Board on October 19, 2010. The Advisor does receive fees from other T. Rowe Price funds in which the fund invests. Accordingly, the Board did not review information relating to revenues received by the Advisor under the Contract. The Board did review information regarding benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund or other T. Rowe Price funds in which the fund invests, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from its soft-dollar arrangements pursuant to which it receives research from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Advisor and its affiliates from advising T. Rowe Price mutual funds and concluded that the Advisor’s profits were reasonable. Because the Advisor does not receive fees from the fund, the Board did not consider whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Advisor. Because the Advisor does not receive a management fee from the fund and the fund does not have an explicit expense ratio, the Board did not review fees and expenses of other comparable funds or of institutional accounts of the Advisor and its affiliates.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of the Special Servicing Agreement to which the T. Rowe Price Spectrum Funds and their underlying funds are parties and a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract.

T. ROWE PRICE SPECTRUM INCOME FUND

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 9, 2011, the fund’s Board of Directors (Board) unanimously approved the continuation of the investment advisory contract (Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
 The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Advisor does not receive fees from the fund, and expenses of the fund are borne by the underlying funds in which it invests pursuant to a Special Servicing Agreement, which was approved by the Board on October 19, 2010. The Advisor does receive fees from other T. Rowe Price funds in which the fund invests. Accordingly, the Board did not review information relating to revenues received by the Advisor under the Contract. The Board did review information regarding benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund or other T. Rowe Price funds in which the fund invests, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from its soft-dollar arrangements pursuant to which it receives research from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Advisor and its affiliates from advising T. Rowe Price mutual funds and concluded that the Advisor’s profits were reasonable. Because the Advisor does not receive fees from the fund, the Board did not consider whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Advisor. Because the Advisor does not receive a management fee from the fund and the fund does not have an explicit expense ratio, the Board did not review fees and expenses of other comparable funds or of institutional accounts of the Advisor and its affiliates.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of the Special Servicing Agreement to which the T. Rowe Price Spectrum Funds and their underlying funds are parties and a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract.

T. ROWE PRICE SPECTRUM INTERNATIONAL FUND

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 9, 2011, the fund’s Board of Directors (Board) unanimously approved the continuation of the investment advisory contract (Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), as well as the investment subadvisory contract (Subadvisory Contract) that the Advisor has entered into with T. Rowe Price International Ltd (Subadvisor). The Board considered a variety of factors in connection with its review of the Contract and Subadvisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor and Subadvisor. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Advisor’s and Subadvisor’s senior management teams and investment personnel involved in the management of the fund. The Board noted that a restructuring involving the Advisor and certain of its affiliated investment advisors led to a restatement of the fund’s investment advisory contract and a new investment subadvisory contract, effective at the close of business on December 31, 2010. This restructuring, which resulted in T. Rowe Price Associates, Inc., becoming the fund’s new investment advisor and T. Rowe Price International Ltd becoming the fund’s new investment subadvisor, had been determined by the Board at a meeting in October 2010 not to diminish the nature, quality, or level of services provided to the fund or to materially change the manner in which advisory services were to be provided. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor and Subadvisor.

Investment Performance of the Fund
 The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Advisor and Subadvisor do not receive fees from the fund, and expenses of the fund are borne by the underlying funds in which it invests pursuant to a Special Servicing Agreement, which was approved by the Board on October 19, 2010. The Advisor receives fees, and the Subadvisor may receive fees, from other T. Rowe Price funds in which the fund invests. Accordingly, the Board did not review information relating to revenues received by the Advisor under the Contract. The Board did review information regarding benefits that the Advisor (and its affiliates, including the Subadvisor) may have realized from its relationship with the fund or other T. Rowe Price funds in which the fund invests, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor and Subadvisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Advisor and its affiliates (including the Subadvisor) from advising T. Rowe Price mutual funds and concluded that the Advisor’s profits were reasonable. Because the Advisor does not receive fees from the fund, the Board did not consider whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Advisor. Because the Advisor does not receive a management fee from the fund and the fund does not have an explicit expense ratio, the Board did not review fees and expenses of other comparable funds or of institutional accounts of the Advisor and its affiliates.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of the Special Servicing Agreement to which the T. Rowe Price Spectrum Funds and their underlying funds are parties and a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Spectrum Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2011

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	August 17, 2011